UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

INTERNAL FIXATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54363	20-4580923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 SW 74th Street, Suite 408, South Miami, Florida	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (786) 268-0995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Internal Fixation Systems, Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 1.01  Entry Into A Material Definitive Agreement.

On May 22, 2012, we entered into an equity credit agreement (the “Equity Credit Agreement”) with Hyde Park Advisors, LLC (“Hyde Park”).  Pursuant to the Equity Credit Agreement, subject to various conditions and certain limitations, Hyde Park committed to purchase up to $7,500,000 of our common stock in limited amounts during the period commencing on the effective date of a registration statement to be filed with U.S. Securities and Exchange Commission (SEC) in connection therewith and ending on the earlier of: (i) the date on which Hyde Park has purchased shares of our common stock pursuant to the Equity Credit Agreement for an aggregate maximum purchase price of $7,500,000; or (ii) 24 months from the effective date of the registration statement filed in connection therewith.  The purchase price to be paid by Hyde Park will be 91% of the market price of our common stock on the date the purchase price is calculated.

Under the Equity Credit Agreement, our ability to draw on the facility as and when we deem it to be appropriate, and Hyde Park's commitment to purchase our common stock, is subject to certain conditions, including limitations based upon the trading volume of our common stock.  The maximum amount that we are entitled to put to Hyde Park in any one notice is that number of shares of common stock equal to the lesser of (a) $250,000; or (b) 375% of the average of the dollar volume of the shares of our common stock on the principal trading exchange for our common stock for the 15 trading days immediately preceding the put date; provided that the number of put shares to be purchased by Hyde Park shall not exceed the number of such shares that, when aggregated with all other shares and securities of the Company then owned by Hyde Park beneficially or deemed beneficially owned by Hyde Park, would result in Hyde Park owning more than 4.99% of all of the Company’s common stock as would be outstanding on such closing date.  The Equity Credit Agreement provides for the payment by us of liquidated damages if we do not issue shares of our common stock to Hyde Park within 5 days of the closing date of a put.

Pursuant to the terms of the Equity Credit Agreement we agreed to pay $5,000 to Hyde Park’s counsel for Hyde Park's legal fees and expenses.  In addition, we agreed to pay to Hyde Park a commitment fee of  $75,000 which shall be paid by us issuing (i) on the execution date of the Equity Credit Agreement, a number of shares of common stock having a value equal to $50,000 based upon a deemed valuation equal to the average closing bid prices of our stock on the five (5) trading days preceding such execution and (ii) on the date of the filing with the SEC of the initial registration statement required to be filed under the Equity Credit Agreement, a number of shares of common stock having a value equal to $25,000 based upon a deemed valuation equal to the average closing bid prices of our stock on the 5 trading days preceding such filing.

In accordance with the terms of the Equity Credit Agreement, we intend to issue 773,993 restricted shares of our common stock to Hyde Park as the first payment owed for the commitment fee.

There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

There are also circumstances under which we will not be entitled to put shares to Hyde Park, including the following:

•	we will not be entitled to put shares to Hyde Park unless there is an effective registration statement under the Securities Act to cover the resale of the shares by Hyde Park;

•	we will not be entitled to put shares to Hyde Park unless our common stock continues to be quoted on the OTC Bulletin Board and has not been suspended from trading;

•
we will not be entitled to put shares to Hyde Park if an injunction shall have been issued and remain in force against us, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Hyde Park;

•
we will not be entitled to put shares to Hyde Park if we have not complied with our obligations and are otherwise in breach of or in default under, the Equity Credit Agreement, our registration rights agreement (the “Registration Rights Agreement”) with Hyde Park or any other agreement executed in connection therewith with Hyde Park; and

•	we will not be entitled to put shares to Hyde Park to the extent that such shares would cause Hyde Park’s beneficial ownership to exceed 4.99% of our outstanding shares.

The Equity Credit Agreement further provides that Hyde Park is entitled to customary indemnification from us for any losses or liabilities it suffers as a result of any breach by us of any material misrepresentation, breach of warranty or non-fulfillment of or failure to perform any material covenant or agreement contained in the Equity Credit Agreement.

The Equity Credit Agreement also contains representations and warranties of each of the parties.  The assertions embodied in those representations and warranties were made for purposes of the Equity Credit Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Equity Credit Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.

In connection with the Equity Credit Agreement, we entered into the Registration Rights Agreement with Hyde Park pursuant to which we agreed to register shares of the common stock to be issued to Hyde Park.

This description of the Equity Purchase Agreement and Registration Rights Agreement with Hyde Park does not purport to be complete and is qualified in its entirety by reference to each of the Equity Purchase Agreement and Registration Rights Agreement, which are attached as exhibits hereto and incorporated by reference herein.

Item 3.02.  Unregistered Sales of Equity Securities.

In connection with the Equity Credit Agreement we intend to issue 773,993 shares of our common stock to Hyde Park as partial payment of the commitment fee owed to Hyde Park. These securities will be issued in reliance on Section 4(2) of the Act.  The issuance will not involve any general solicitation or advertising by us.  Prior to issuance, Hyde Park will acknowledge the existence of transfer restrictions applicable to the securities sold by us.  Certificates representing the securities sold will contain a legend stating the restrictions on transfer to which such securities are subject.

Item 9.01   Financial Statements and Exhibits.

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Equity Credit Agreement with Hyde Park dated May 22, 2012				x

10.2	Registration Rights Agreement with Hyde Park dated May 22, 2012				x

99.1	Press Release issued on May 24, 2012				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 30, 2012		Internal Fixation Systems, Inc.

	By:	/s/ Stephen J. Dresnick, MD
Stephen J. Dresnick, MD
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Equity Credit Agreement with Hyde Park dated May 22,2012				x

10.2	Registration Rights Agreement with Hyde Park dated May 22, 2012				x

99.1	Press Release issued on May 24, 2012				x